                                                               EXHIBIT 10.36


Certain portions of this Exhibit have been omitted based upon a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933. The omitted portions have been filed separately with the Securities and Exchange Commission.

                           ADDENDUM AND AMENDMENT NO. 3 TO
                         DISTRIBUTION AND SERVICES AGREEMENT

     This Addendum and Amendment No. 3 to Distribution and Services Agreement is entered into as of this 1st day of July, 1997 by and between Biogen, Inc., through its offices located at 701 Green Valley Road, Suite 308, Greensboro, NC 27408 ("Biogen") and Nova Factor, Inc., with principal offices located at 1620 Century Center Parkway, Suite 109, Memphis, TN 38134 ("Nova Factor").

     WHEREAS, Biogen has appointed Nova Factor as a preferred distributor of Biogen's AVONEX-Registered Trademark- (Interferon beta-1a) under the terms of a Distribution and Services Agreement between the parties, dated as of November 1, 1995, as amended by Amendment No. 1 to Distribution and Services Agreement, dated as of May 17, 1996, and as amended and supplemented by Addendum and Amendment No. 2 to Distribution and Services Agreement, dated as of May 21, 1997, (the "Distribution Agreement");

     WHEREAS, as additional services under the Distribution Agreement, Biogen desires Nova Factor to (i) accept and process referrals from physicians under
* program and (ii) to supply Product, as defined in the Distribution Agreement, to participants in Biogen's variable cap program, and Nova Factor is willing to provide such additional services on the terms and conditions set forth in this Addendum;

     WHEREAS, to reflect the additional services to be provided by Nova Factor, the parties desire to supplement and amend the Distribution Agreement as set forth in this Addendum;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

1.   DEFINITION

     The capitalized terms used in this Addendum that are defined in the Distribution Agreement shall have the meanings assigned to such terms in the Distribution Agreement. In addition, the following terms used in this Addendum shall have the following meanings:

     1.1 "Additional Services" shall mean the services to be provided by Nova Factor under this Addendum.

     1.2 "Free VCAP Product" shall mean Product supplied by Nova Factor, acting on behalf of Biogen, to a VCAP Participant in a VCAP Program Year, at no cost to the VCAP Participant or to any third party payor, after the VCAP Participant has purchased his or her VCAP Quantity of Product for such VCAP Program Year.

     1.3  "Interim" shall mean Interim Healthcare, Inc.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

     1.4 "Paid VCAP Product" shall mean Product supplied by Nova Factor, acting on behalf of Biogen, to a VCAP Participant in a VCAP Program Year as part of the VCAP Participant's VCAP Quantity of Product for such VCAP Program Year.

     1.5  *

     1.6  *

     1.7  *

     1.8 "Training Provider" shall mean Interim or such other company as Biogen shall engage to provide Product administration training services, and as to whose appointment Biogen shall notify Nova Factor.

     1.9 "Variable Cap Program" shall mean a financial assistance program funded by Biogen and administered for Biogen by the VCAP Administrator under which a VCAP Participant who has purchased his or her VCAP Quantity of Product during a VCAP Program Year will thereafter receive Free VCAP Product for the remainder of such VCAP Program Year.

     1.10 "VCAP Administrator" shall mean Covance Health Economics and Outcome Services Inc., or such other administrator of the Variable Cap Program as Biogen shall appoint and as to whose appointment Biogen shall notify Nova Factor.

     1.11 "VCAP Participant" shall mean an end-user of Product who has been enrolled in the Variable Cap Program by the VCAP Administrator acting on behalf of Biogen.

     1.12 "VCAP Product" shall mean Free VCAP Product and Paid VCAP Product.

     1.13 "VCAP Program Year" for each VCAP Participant shall mean the twelve-month period commencing with the date of the VCAP Participant's enrollment or re-enrollment, as the case may be, in the Variable Cap Program, as determined by the VCAP Administrator.

     1.14 "VCAP Quantity", as determined by the VCAP Administrator, for each VCAP Participant, shall mean the quantity of Product which such VCAP Participant must purchase in any VCAP Program Year (using available insurance and other resources) before such VCAP Participant will be eligible to receive Free VCAP product in such VCAP Program Year.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

2.   *
























* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

3.   VARIABLE CAP PROGRAM
     --------------------

     3.1 As additional services under the Distribution Agreement, Nova Factor shall, under the terms of this Addendum, act as a supplier of VCAP Product on behalf of Biogen to VCAP Participants. Biogen reserves the right to appoint other distributors of VCAP Product, provided that Biogen shall give Nova Factor at least *
           (*) days written notice prior to any such appointment.

     3.2 Biogen, through the VCAP Administrator, shall have sole responsibility for enrolling participants in the Variable Cap Program. Upon enrollment of a * Customer into the Variable Cap Program, as a VCAP Participant, the VCAP Administrator shall provide notice to Nova Factor, substantially in the form attached to this Agreement as Schedule C, of the name, address, telephone number, Nova Factor code number, if applicable, VCAP Quantity and VCAP Program Year for the VCAP Participant and shall indicate whether or not the VCAP Participant will be obtaining Paid VCAP Product through Nova Factor. In the event the VCAP Participant is using another




* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

           pharmacy for Paid VCAP Product, the VCAP Administrator shall provide additional notification to Nova Factor at such time as the VCAP Participant has purchased his or her VCAP Quantity from such other source.

     3.3 If the VCAP Administrator has indicated that a VCAP Participant will be obtaining Paid VCAP Product through Nova Factor, Nova Factor shall, on behalf of Biogen, supply Paid VCAP Product (at a price determined by Biogen) to the VCAP Participant from Nova Factor's inventory until the VCAP Participant has received his or her VCAP Quantity for the applicable VCAP Program Year. Nova Factor shall notify the VCAP Administrator when a VCAP Participant who is receiving Paid VCAP Product through Nova Factor has been shipped his or her VCAP Quantity for the applicable VCAP Program Year and at such time as the VCAP Participant has fully paid for the Paid VCAP Product.

     3.4 Except as set forth in Section 3.7, after a VCAP Participant has purchased (and paid for) his or her VCAP Quantity of Product in a VCAP Program Year, Nova Factor shall, on behalf of Biogen, supply Free VCAP Product on behalf of Biogen to the VCAP Participant from Nova Factor's inventory for the remainder of such VCAP Program Year. Nova Factor shall not bill a VCAP Participant or any insurer or other third party payor for Free VCAP Product.

     3.5 Nova Factor shall have the same obligations with respect to the supply of VCAP Product to VCAP Participants as Nova Factor has under the Distribution Agreement with respect to the supply of Product to Nova Factor customers, including but not limited to accepting assignment of benefits and billing and collecting with respect to amounts due to Biogen for Paid VCAP Product, except that (i) services provided with respect to VCAP Participants shall be provided by Nova Factor on behalf of Biogen and Biogen shall pay Nova Factor for such services as specified in Section 6.1 of this Addendum, (ii) Nova Factor shall not bill a VCAP Participant or any insurer or other third party payor for Free VCAP Product,
           (iii) shipments of VCAP Product to VCAP Participants shall be identified separately in the Database and in reports provided to Biogen, as more fully described in Section 4 of this Addendum and
           (iv) *. Each shipment of Free VCAP
           Product shall be a three (3) months supply except that Nova Factor shall ship less than a three (3) months supply of Free VCAP Product when necessary to as not to exceed a VCAP Participant's VCAP Program Year.

     3.6   During each follow-up telephone call to a VCAP Participant under
           Section 6.2 of the Distribution Agreement, Nova Factor shall use its best efforts to confirm that the VCAP Participant's insurance status or financial condition has not changed. If the VCAP Participant's insurance status or financial condition has changed, Nova Factor shall immediately notify the VCAP
           Administrator.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

     3.7 Nova Factor shall not ship VCAP Product to a VCAP Participant after the end of the VCAP Participant's VCAP Program Year unless Nova Factor receives written or faxed notice from the VCAP Administrator that the VCAP Participant has been re-enrolled in the Variable Cap Program for the next VCAP Program Year in which case Nova Factor shall ship Free VCAP Product to the VCAP Participant only after the VCAP Participant has purchased his or her VCAP Quantity of Product for the new VCAP Program Year. Nova Factor shall not ship VCAP Product to a VCAP Participant unless Nova Factor has received notice of enrollment from the VCAP Administrator. Nova Factor shall not ship VCAP Product to a VCAP Participant after Nova Factor receives written notice that the VCAP Participant is no longer participating in the Variable Cap Program.

     3.8 Nova Factor shall remit to Biogen on a weekly basis all amounts collected by Nova Factor for Biogen with respect to Paid VCAP Product supplied to VCAP Participants.

4.   DATA AND REPORTS
     ----------------

     In addition to the other information to be maintained in the Database under the Distribution Agreement, Nova Factor shall maintain in the Database the information specified in Schedule D to the Agreement regarding the * Program and distribution of VCAP Product under the Variable Cap Program. In addition to other reports to be generated by Nova Factor under the Distribution Agreement, Nova Factor shall generate the monthly and weekly reports from the Database as specified in Schedule D to this Addendum.

5.   *
     ---------------------









* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

5.2  *


6.   PAYMENT

     6.1 In consideration of the delivery by Nova Factor for Biogen of VCAP Product to VCAP Participants under this Addendum, Biogen shall pay to Nova Factor (i) a fee per unit of Paid VCAP Product (four dose pack) shipped by Nova Factor to VCAP Participants equal to *, and
           (ii) a fee of $*  per unit of Free
           VCAP Product (four dose pack) shipped by Nova Factor to VCAP Participants, provided that the fee for the supply of Free VCAP Product shall be reduced to $* per unit of Free VCAP
           Product shipped commencing with the first quarter in which *
           is $*  or less. Nova Factor shall invoice Biogen at
           the end of each month for amounts due hereunder with respect to VCAP Product shipped during such month. Along with its invoice Nova Factor shall submit to Biogen a report (the "VCAP Program Report") specifying (i) the total quantity of Paid VCAP Product shipped to VCAP Participants during the month, (ii) the total quantity of Free VCAP Product shipped to VCAP Participants during the month, (iii) the total amount billed and total amount collected by Nova Factor during the month for Paid VCAP Product and (iv) the amount then owing from VCAP Participants and third party payors to Biogen on Paid VCAP Product. All amounts due from Biogen shall be payable by check to Nova Factor in United States
           funds. Payment by Biogen shall be due within *      (*) days from
           the date of invoice.

     6.2   Within *      (*) days of receipt of the VCAP Program Report,
           Biogen shall issue to Nova Factor a credit in an amount equal to the quantity of VCAP Product




* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

           shipped during the month from Nova Factor's inventory under the terms of this Addendum multiplied by the applicable Credit Price for the month (as defined in the Distribution Agreement). Nova Factor may apply credits under this Section against subsequent purchases of Product under the Distribution Agreement. Credits may not be assigned or transferred by Nova Factor to a third party, and no cash payments shall be made on account of any credit. Nova Factor shall not unilaterally apply any credit against or make any deductions from payments due to Biogen without the prior written approval of Biogen. Nova Factor shall apply credits on a first-in, first-out basis.

     6.3 Except as otherwise set forth herein, Nova Factor shall be responsible for all costs and expenses associated with fulfilling its obligations under this Agreement.

7.   REPRESENTATIONS
     ---------------

     Nova Factor shall not engage in any promotional activities with respect to the * Program or the Variable Cap Program, other than the distribution of literature approved by Biogen and other activities expressly authorized by Biogen. Nova Factor shall not use any promotional materials which refer to the * Program or the Variable Cap Program unless such promotional materials have been approved in writing in advance by Biogen. Any promotional literature or verbal representations describing Nova Factor's role in the *
     Program or the Variable Cap Program shall be approved in advance in writing by Biogen.

8.   TERMINATION
     -----------

     Biogen may terminate all or a portion of the Additional Services at any time, upon forty-five (45) days' written notice to Nova Factor, without terminating the entire Distribution Agreement, provided that notwithstanding anything to the contrary contained in this Agreement, Biogen may terminate further enrollment in the VCAP Program at any time without prior notice to Nova Factor. After receipt of the termination notice with respect to some or all of the Additional Services and during the period thereafter ending six (6) months after such termination, Nova Factor shall use reasonable efforts to cooperate with Biogen in ensuring the smooth transition of the terminated services to a distributor designated by Biogen.

9.   DISTRIBUTION AGREEMENT
     ----------------------

     The Additional Services to be provided by Nova Factor under this Addendum shall be deemed to be services provided and obligations assumed by Nova Factor under the terms of the Distribution Agreement, and, except as expressly set forth herein, the terms of the Distribution Agreement shall apply with full force and effect to such obligations and the performance of such services.

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Addendum on the date first above written.

                                       BIOGEN, INC.


                                       By:  /s/ Mark W. Leuchtenberger
                                           -----------------------------------
                                              Mark W. Leuchtenberger
                                              Vice President--Marketing
                                                and Sales


                                       By:  /s/ Darlene Romine
                                           -----------------------------------
                                              Darlene Romine
                                              Director of National Accounts




                                       NOVA FACTOR, INC.


                                       By:  /s/ Randy Grow
                                           -----------------------------------
                                       Title:   President

                                   SCHEDULE A

                                        *














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                        *














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE B

                                        *














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                        *














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE C

                  Form of status report from VCAP Administrator














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                              VARIABLE CAP PROGRAM
                          PATIENT RECONCILIATION REPORT
               PATIENTS REGISTERED AT COVANCE AS OF JUNE 23, 1997

-------------------------------------------------------------------------------
              Patient                      ID#                 Status
-------------------------------------------------------------------------------
Patient Name                999                  Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                998                  Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                7271                 Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                7157                 Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                997                  Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                901                  Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                7237                 Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                7144                 Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                7093                 Denied by Phone:  VCAP
-------------------------------------------------------------------------------
Patient Name                3487                 In Process - VCAP Program
-------------------------------------------------------------------------------
Patient Name                6987                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7372                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7383                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                996                  In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                3706                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7307                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                6136                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                588                  In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                995                  In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                6917                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7143                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7373                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                6918                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7393                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                6962                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7329                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7006                 In Process:  VCAP Program
-------------------------------------------------------------------------------
Patient Name                7195                 VCAP declined
-------------------------------------------------------------------------------
Patient Name                4693                 VCAP declined
-------------------------------------------------------------------------------
Patient Name                902                  VCAP declined
-------------------------------------------------------------------------------

                                   SCHEDULE D

                                        *














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                        *














* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.